                            EXHIBIT 3

         INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS
                      AND DIRECTORS OF AEFC


       The following information sets forth the name, business address and present principal occupation of each of the directors and executive officers of AEFC. Except as indicated below, the business address of each director and executive officer of AEFC is IDS Tower 10, Minneapolis, Minnesota 55440. Each of the directors and executive officers of AEFC is a citizen of the United States.

                         BUSINESS ADDRESS AND PRESENT
NAME                     PRINCIPAL OCCUPATION


William H. Dudley        Executive Vice President, Investment
                           Operations
                         American Express Financial Corporation

Harvey Golub             Chairman and Chief Executive Officer
                         American Express Company
                         American Express Tower
                         World Financial Center
                         New York, New York  10285

Peter J. Anderson        Senior Vice President, Investments
                         American Express Financial Corporation

Karl J. Breyer           Senior Vice President, Corporate Affairs
                           and General Counsel
                         American Express Financial Corporation

James E. Choat           Senior Vice President, Field Management
                         American Express Financial Corporation

Roger S. Edgar           Senior Vice President and
                           Technology Advisor
                         American Express Financial Corporation

Gordon L. Eid            Senior Vice President and Deputy
                           General Counsel
                         American Express Financial Corporation














David R. Hubers          President and Chief Executive Officer
                         American Express Financial Corporation

Marietta L. Johns        Senior Vice President, Field Management
                         American Express Financial Corporation

Susan D. Kinder          Senior Vice President, Human Resources
                         American Express Financial Corporation

Richard W. Kling         Senior Vice President, Risk Management
                           Products
                         American Express Financial Corporation

Steven C. Kumagai        Senior Vice President, Field Management
                           and Business Systems
                         American Express Financial Corporation

Peter A. Lefferts        Senior Vice President, Corporate Strategy
                           and Development
                         American Express Financial Corporation

Douglas A. Lennick       Executive Vice President, Private Client
                           Group
                         American Express Financial Corporation

Jonathan S. Linen        Vice Chairman
                         American Express Company
                         American Express Tower
                         World Financial Center
                         New York, New York  10285

James A. Mitchell        Executive Vice President, Marketing
                           and Products
                         American Express Financial Corporation

Barry J. Murphy          Senior Vice President, Client Service
                         American Express Financial Corporation

Erven A. Samsel          Senior Vice President, Field Management
                         American Express Financial Corporation

Fenton R. Talbott        Senior Vice President, Financial Products
                           and Strategy
                         American Express Travel Related Services
                           Company, Inc.
                         American Express Tower
                         World Financial Center
                         New York, New York  10285










John R. Thomas           Senior Vice President, Information and
                           Technology
                         American Express Financial Corporation

Norman Weaver Jr.        Senior Vice President, Field Management
                         American Express Financial Corporation

William N. Westhoff      Senior Vice President and Global Chief
                           Investment Officer
                         American Express Financial Corporation

Michael R. Woodward      Senior Vice President, Field Management
                         American Express Financial Corporation













































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